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                                                                      Exhibit 99

              SEAGRAM COMPLETES SALE OF TROPICANA TO PEPSICO FOR
                             US$3.3 BILLION IN CASH


                                                                 August 25, 1998

Seagram announced today that it has completed the sale of Tropicana Products, Inc. to PepsiCo, for $3.3 billion in cash.

As stated on July 20, the proceeds from the transaction will be used by Seagram to pay a part of the cash portion of the purchase price for the acquisition of PolyGram, currently scheduled to close in the fourth quarter of this calendar year.


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